UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

BOSTON PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13087	04-2473675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 24, 2015, Boston Properties, Inc. (the “Company”) amended its Second Amended and Restated By-laws, as previously amended (the “By-laws”), to adopt a proxy access right for stockholders. Pursuant to this amendment, Section 3.8 has been added to the By-laws in order to permit a stockholder, or group of no more than five stockholders, meeting specified eligibility requirements, to include director nominees in the Company’s proxy materials for annual meetings of its stockholders. In order to be eligible to utilize these proxy access provisions, a stockholder, or group of stockholders, must, among other requirements:

•	have owned shares of common stock equal to at least 3% of the aggregate of the issued and outstanding shares of common stock of the Company continuously for at least the prior three years;

•	represent that such shares were acquired in the ordinary course of business and not with the intent to change or influence control at the Company and that such stockholder or group does not presently have such intent; and

•	provide a notice requesting the inclusion of director nominees in the Company’s proxy materials and provide other required information to the Company not less than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of stockholders (with adjustments if the date for the upcoming annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting).

For purposes of the foregoing requirements, issued and outstanding common units of Boston Properties Limited Partnership (the “Partnership”), other than those owned by the Company, the Partnership or any of their directly or indirectly wholly owned subsidiaries and excluding issued and outstanding long term incentive units of the Partnership, will be treated as issued and outstanding shares of common stock as such common units are generally economically equivalent to, and exchangeable for, shares of common stock.

Additionally, all director nominees submitted through these provisions must be independent and meet specified additional criteria, and stockholders will not be entitled to utilize this proxy access right at an annual meeting if the Company receives notice through its traditional advanced notice by-law provisions that a stockholder intends to nominate a director at such meeting. The maximum number of director nominees that may be submitted pursuant to these provisions may not exceed 25% of the number of directors then in office.

The foregoing proxy access right is subject to additional eligibility, procedural and disclosure requirements set forth in Section 3.8 of the By-laws, and the foregoing description of the amendment to the By-laws is qualified in its entirety by reference to a copy of the amendment filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1*	Amendment No. 3 to Second Amended and Restated By-laws of Boston Properties, Inc., effective as of February 24, 2015

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

Date: February 24, 2015	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Amendment No. 3 to Second Amended and Restated By-laws of Boston Properties, Inc., effective as of February 24, 2015

*	Filed herewith.